UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2020

VIATRIS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39695	83-4364296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Mylan Boulevard, Canonsburg, Pennsylvania , 15317

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (724) 514-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VTRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

On November 16, 2020, Viatris Inc., formerly known as Upjohn Inc. (“Viatris”), Mylan N.V. (“Mylan”) and Pfizer Inc. (“Pfizer”) announced that they had consummated the previously announced combination (the “Combination”) of Mylan with Pfizer’s off-patent branded and generic established medicines business (the “Upjohn Business”) through a Reverse Morris Trust transaction. On November 19, 2020, Viatris filed a Current Report on Form 8-K, as amended, (the “Original Form 8-K”) disclosing, among other things, the consummation of the Combination. Viatris is filing this Form 8-K/A to include the historical financial statements of the Upjohn Business and the pro forma combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Original Form 8-K.

The pro forma financial information included as Exhibit 99.2 to this Form 8-K/A has been presented for illustrative purposes only, as required by Form 8-K, and is not intended to, and does not purport to, represent what the combined company’s actual results or financial condition would have been if the transactions had occurred on the relevant date, and is not intended to project the future results or financial condition that the combined company may achieve following the Combination.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of the Business Acquired

The unaudited condensed combined financial statements of the Upjohn Business as of September 27, 2020 and for the nine months ended September 27, 2020 and September 29, 2019 and condensed combined balance sheet as of December 31, 2019, including the related notes and independent auditors’ review report, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated by reference herein.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of Mylan and the Upjohn Business for and as of the nine months ended September 30, 2020 and for the year ended December 31, 2019 is filed as Exhibit 99.2 to this Form 8-K/A and incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description

15.1	Acknowledgment letter of KPMG LLP relating to the unaudited condensed combined financial statements the Upjohn Business.

99.1	The unaudited condensed combined financial statements of the Upjohn Business as of September 27, 2020 and for the nine months ended September 27, 2020 and September 29, 2019 and condensed combined balance sheet as of December 31, 2019, including the related notes and independent auditors’ review report.

99.2	The unaudited pro forma condensed combined financial information of Mylan and the Upjohn Business for and as of the nine months ended September 30, 2020 and for the year ended December 31, 2019.

104	Cover page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIATRIS INC.

By:	/s/ Paul Campbell
Paul Campbell
Chief Accounting Officer
(Principal Accounting Officer)

Date: January 29, 2021